Exhibit 99.1

FOR IMMEDIATE RELEASE

MAWSON INFRASTRUCTURE GROUP ANNOUNCES RECONSTITUTION OF ITS BOARD AND NEW EXECUTIVE LEADERSHIP TO DRIVE TRANSFORMATION

Company Enters New Phase of Disciplined Transformation Aimed at Driving Scalable Growth, Expanding its AI and High-Performance Footprint, and Maximizing Shareholder Value

MIDLAND, PA – April 8, 2026 – Mawson Infrastructure Group Inc. (“Mawson” or the “Company”) today announced the reconstitution of its Board of Directors (the “Board”) following its previously announced cooperation agreement with the Endeavor Investor Group and its affiliates (collectively “Endeavor”).

The reconstituted Board consists of seven new directors: Joshua Kilgore, Phil Stanley, Cody Smith, Lisa R. Hough, Daniel J. Morrison, K. Rodger Davis, and Kyle B. Danges.

In connection with the Board reconstitution, the Company also announced the following executive leadership appointments: Joshua Kilgore as Executive Chairman, Phil Stanley as Chief Executive Officer, and Cody Smith as Chief Operating Officer.

Additionally, Kaliste Saloom, Mawson’s current Interim Chief Executive Officer, will remain with the Company as General Counsel to ensure continuity.

All new Board and executive leadership appointments are effective immediately.

Joshua Kilgore, Executive Chairman of Mawson, commented, “The Board and new management team are excited to lead Mawson forward at this pivotal moment. We believe the Company’s infrastructure footprint and strategic positioning create a compelling opportunity to build a highly valuable digital infrastructure platform. We are fully committed to building the Company into a leading digital infrastructure company and unlocking substantial value for all shareholders.”

Kilgore continued, “Our immediate priorities are clear: stabilizing Mawson’s capital structure, conducting a comprehensive evaluation of operations, and identifying both existing and new assets that can drive long-term value creation. We will move with urgency and discipline to position Mawson as a preeminent infrastructure company serving the rapidly expanding AI and high-performance compute markets.”

BOARD OF DIRECTORS BIOGRAPHIES

Joshua Kilgore

Mr. Kilgore is the Founder and Managing Member of Endeavor Blockchain, LLC, and majority owner of Big Digital Energy, LLC. Over the past five years, he has led significant investments across Bitcoin mining, AI, and HPC infrastructure. He has executed hundreds of millions of dollars in real estate and infrastructure transactions and has extensive experience in financial oversight, operations, and large-scale asset development.

Phil Stanley

Mr. Stanley has served as Chief Executive Officer and Managing Member of PM Squared LLC since 2019, where he oversees financial strategy, investment activities, and operations. He holds Series 7 and Series 66 securities licenses and a degree in Corporate Communications from Texas A&M University.

Cody Smith

Mr. Smith has served as Partner at Big Digital Energy, LLC since August 2025. He previously founded Arrowhead Technologies, a cybersecurity firm, and served as its CEO until its acquisition in July 2025, advising numerous companies on internal controls, compliance, and security.

Lisa R. Hough

Ms. Hough is the Founder of Eberly Energy Ventures LLC, through which she advises on large-scale power development for Bitcoin and AI/HPC infrastructure. She also serves as an Advisor to Trammell Venture Partners, as a Supervisory Board Member of Melanion Digital, on the Board of Directors of the Bitcoin Today Coalition, and as a Founding Board Member of Proof of Workforce.

Daniel J. Morrison

Mr. Morrison is a strategic advisor and investor with deep expertise in energy infrastructure, corporate development, and capital markets. He has sourced and structured large-scale energy deployment opportunities and previously served as Vice President of Corporate Development at Energy & Exploration Partners, as well as CEO of its successor company, Pardus Oil & Gas.

K. Rodger Davis

Mr. Davis currently serves as Managing Director at Ikaria Capital Group, a specialty finance company focused on the healthcare sector. He previously served as Director at White Oak Healthcare Finance, LLC and is Co-Founder and Head of Finance for Green Minting Technologies Corp, a developer of renewable energy generation and digital infrastructure.

Kyle B. Danges

Mr. Danges is the Founder and Principal of KBD Strategy & Execution, LLC, a management consultancy he established in July 2023. Previously, he served as Chief Strategy Officer and Head of Innovative Solutions Businesses at illumifin, and as a Strategy Director at KPMG. He holds a B.S. in Finance from the Smeal College of Business at The Pennsylvania State University.

ABOUT MAWSON

Mawson is a U.S.-based technology company that designs, builds, and operates next-generation digital infrastructure platforms. The company provides services spanning artificial intelligence (AI), high performance computing (HPC), digital assets (including Bitcoin mining), and other intensive compute applications. Mawson delivers both self-mining operations and colocation/hosting for enterprise customers, with a vertically integrated infrastructure model built for scalability and efficiency.

A core part of Mawson’s strategy is powering its operations with carbon-free energy resources—including nuclear power—ensuring that its compute platforms support the rapid growth of the digital economy in an environmentally sustainable way. With 129 megawatts of capacity already online and more under development, Mawson is positioning itself as a competitive provider of carbon-aware digital infrastructure solutions.

For more information about Mawson, visit: https://mawsoninc.com.

CAUTIONARY LANGUAGE ON FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, the Company’s ability to realize its potential to become a valuable digital infrastructure platform and create value for shareholders. There can be no assurance that the results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company.

These statements are based on current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including, without limitation, continued evolution and uncertainty related to technologies and digital infrastructure; our ability to continue as a going concern; our ability to maintain the listing of our common stock on Nasdaq; the availability of our “at-the-market” program and our ability or inability to secure additional funds through equity financing transactions; access to reliable and reasonably priced electricity sources; operational, maintenance, repair, safety, and construction risks; the failure or breakdown of mining equipment, or internet connection failure; our reliance on key management personnel and employees; recent changes in our management personnel, our ability to attract or retain the talent needed to sustain or grow the business; our ability to develop and execute on our business strategy and plans; counterparty risks related to our customers, agreements and/or contracts; the loss of a significant digital colocation customer; adverse actions by creditors, debt providers, or other parties; continued evolution and uncertainty related to growth in blockchain and Bitcoin and other digital assets’ usage; high volatility in Bitcoin and other digital assets’ prices and in value attributable to our business; our need to, and difficulty in, raising additional debt or equity capital and the availability of financing opportunities; failure to maintain required compliance to remain eligible for the most cost-effective forms of raising additional equity capital; the evolution of AI and HPC market and changing technologies; the slower than expected growth in demand for AI, HPC and other accelerated computing technologies; the ability to timely implement and execute on AI and HPC digital infrastructure contracts or deployment; the ability to timely complete the digital infrastructure build-out in order to achieve its revenue expectations for the periods mentioned; downturns in the digital assets industry; counterparty risks and risks of delayed or delinquent payments from customers and others; inflation, economic or political environment; cyber-security threats; our ability to obtain proper insurance; banks and other financial institutions ceasing to provide services to our industry; changes to the Bitcoin and/or other networks’ protocols and software; the decrease in the incentive or increased network difficulty to mine Bitcoin; the increase of transaction fees related to digital assets; the fraud or security failures of large digital asset exchanges; the regulation and taxation of digital assets like Bitcoin; our ability to timely and effectively implement controls and procedures required by Section 404 of the Sarbanes-Oxley Act of 2002; how our common stock shares may and/or will be impacted by the dismissal of the involuntary petition filed against us in the United States Bankruptcy Court for the District of Delaware; material litigation, investigations, or enforcement actions, including by regulators and governmental authorities; and other risks described in Mawson’s filings with the SEC. Mawson undertakes no obligation to update or revise forward-looking statements to reflect events or circumstances after the date of this release, except as required by law. Additional information regarding these and other factors can be found in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” sections of the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q.

CONTACT

Investor Relations: IR@mawsoninc.com

Partnerships: Partnerships@mawsoninc.com

Media and Press: mediarelations@mawsoninc.com

Website: www.mawsoninc.com

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